Exhibit 99.1

Developing disease- modifying medicines for degenerative disorders August 2022

2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding our cash and financial resources and our clinical development plans, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control. 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Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. MARKET & INDUSTRY DATA Projections, estimates, industry data and information contained in this presentation, including the size of and growth in key end markets, are based on information from third-party sources and management estimates. Although we believe that these third party-sources are reliable, we cannot guarantee the accuracy or completeness of these sources. Our management’s estimates are derived from third-party sources, publicly available information, our knowledge of our industry and assumptions based on such information and knowledge. Our management’s estimates have not been verified by any independent source. All of the projections, estimates, market data and industry information used in this presentation involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, estimates and assumptions relating to us and our industry's future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including, but not limited to, those described above, that could cause future performance to differ materially from our expressed projections, estimates and assumptions or those provided by third parties. Forward-looking Statement

3 Who We Are Targeting unmet needs in age-related degenerative disorders of the central nervous system and retina such as Alzheimer’s disease, dementia with Lewy bodies (DLB), dry age-related macular degeneration (dry AMD), and Parkinson’s disease Functionally distinct therapeutic approach focused on the sigma-2 (σ-2) receptor complex, backed by decades of expertise in the biology of synaptic function and plasticity Received over $160 million in non-dilutive grant funding through key collaborations with the National Institute of Aging and other thought-leading institutions − Approximately 50% of ongoing R&D expenses covered by grants Multiple Phase 2 programs expected to provide significant value-creating milestones and data readouts over the next 12 to 24 months Expanding pipeline through our proprietary NICE screening platform, strategic alliances and acquisitions Seasoned management team with broad scientific, drug development and commercial expertise; experienced board and advisors

4 Product Candidate Target Indication Preclinical Phase 1 Phase 2 Phase 3 Funding CT1812 SEQUEL Mild-moderate AD $3.3M CT1812 SHINE Mild-moderate AD $30M CT1812 SHIMMER DLB $30M CT1812 START Early-stage AD $81M CT1812 Dry AMD CT2168 Synucleinopathies † CT2074 Dry AMD Pipeline † including Parkinson’s disease and DLB IND enabling studies IND enabling studies Please note: CT1812 and other pipeline candidates are not approved for use in the US or other jurisdictions

5 Clinical Study Total Awarded Remaining (yet to be drawn down) START (early AD) $ 81 Million $ 65.1 Million SHINE (mild/mod AD) $ 30.5 Million $ 11 Million SHIMMER (DLB) $ 29.5 Million $ 20.5 Million SEQUEL (qEEG in AD) $ 3.3 Million $ 0.4 Million $ 144.3 Million $ 97 Million Approximately 50% of R&D Funded by Grants Grants Continue to Provide Funding NOTE: figures are approximate dollar amounts as June 30, 2022

6 2021 2022 2023 Completing • PK • Human AME • SEQUEL Conducting • SHINE (cohort 2) • Phase 2 in DLB • Phase 2 with ACTC • Phase 2 in dry AMD • IND-enabling studies for research compounds Key Upcoming Milestones & Expected Timing Completed ✓ SNAP ✓ SPARC ✓ SHINE (cohort 1) Completing • SHINE (cohort 2) Ongoing Studies • Phase 2 in DLB • Phase 2 with ACTC • Phase 2 in dry AMD Regulatory Actions • IND filings for pipeline compounds

Review of CT1812 for the Treatment of Alzheimer’s Disease Cognition Lead Program:

8 • Approx. 6.2 million individuals in United States are afflicted with Alzheimer’s disease1 - Approximately 35 million people worldwide2 - Prevalence expected to double by 20501 • Direct healthcare costs for patients with Alzheimer’s and other dementias is estimated to exceed $300 billion in the United States alone1 - Projected to increase to $1+ trillion by 20501 Mild, 50.4% Moderate, 30.3% Severe, 19.3% Stages of Disease Afflicting Current Population of Alzheimer’s Patients Alzheimer’s Disease Market Overview 1) Economic Burden of Alzheimer Disease and Managed Care Considerations. Am J Manag Care. 2020;26:S177-S183 2) World Health Organization Key Facts: Dementia

CT1812: A Synaptoprotective Approach to Alzheimer's Disease


Neuronal Synapse
Aβ oligomers
σ-2 modulator
Oligomer receptor
σ-2 receptors

- CT1812 penetrates the blood-brain barrier (BBB) and binds selectively to the σ-2 receptor
- By modulating σ-2, CT1812 displaces and prevents oligomers from binding to neurons and clears them into CSF
- Prevents synaptotoxicity and facilitates restoration of neuronal function
- CT1812 mimics the protective effects of the A673T-APP "Icelandic" mutation

- *Izzo NJ, et al. Preclinical and clinical biomarker studies of CT1812: A novel approach to Alzheimer's disease modification. Alzheimer's Dement. 2021;1–18*
- *Izzo NJ, et al. Alzheimer's therapeutics targeting amyloid beta 1-42 oligomers II: Sigma-2/PGRMC1 receptors mediate Abeta 42 oligomer binding and synaptotoxicity PLoS One. 2014 Nov 12; 9(11):e111899*
- *Izzo NJ, et al. Alzheimer's therapeutics targeting amyloid beta 1-42 oligomers I: Abeta 42 oligomer binding to specific neuronal receptors is displaced by drug candidates that improve cognitive deficits PLoS One. 2014 Nov 12; 9(11):e111898*
- *Limegrover, CS, et al. Alzheimer's Protection Effect of A673T Mutation May Be Driven by Lower Aβ Oligomer Binding Affinity. J Neurochem. 2020; 00:1–15. doi:10.1111/jnc.15212*

9
COGNITION Therapeutics

10 Evidence of Target Engagement: SNAP (COG0104) First evidence of target engagement in humans, mirrors preclinical findings, corroborating our mechanism of action …and now in people with Alzheimer’s disease CT1812 oligomer receptor complex PGRMC1 σ-2 receptor complex TMEM97 This displacement can be measured in the CSF in Alzheimer’s mice treated with CT1812 CT1812 mechanism of action: By binding to the σ-2 receptor, CT1812 displaces Aβ oligomers from synapses, thus preventing synaptic toxicity 0 10 20 30 0 200 400 600 MIE Measurement - Patient 1 Hrs % C h a n g e a b o v e b a s e l i n e 0 10 20 30 0 200 400 600 MIE Measurement - Patient 2 Hrs % C h a n g e a b o v e b a s e l i n e 0 10 20 30 0 200 400 600 MIE Measurement - Patient 3 Hrs % C h a n g e a b o v e b a s e l i n e MIE Measurement – CT1812 (n=1) Dose administration hours % change ABOs in CSF v baseline 0 10 20 30 0 200 400 600 MIE Measurement - Patient 1 Hrs % C h a n g e a b o v e b a s e l i n e 0 10 20 30 0 200 400 600 MIE Measurement - Patient 2 Hrs % C h a n g e a b o v e b a s e l i n e 0 10 20 30 0 200 400 600 MIE Measurement - Patient 3 Hrs % C h a n g e a b o v e b a s e l i n e MIE Measurement - Placebo (n=1) hours Dose administration % change ABOs in CSF v baseline minutes MIE Measurement – Vehicle (n=5) Dose administration % Basal CSF A β O MIE Measurement – CT1812 (n=5) Dose administration -20 -10 0 10 20 30 40 50 60 70 80 90 100 110 120 50 100 150 200 250 10000 20000 30000 AO in Lateral Ventricle (CSF) Time from Treatment (min) % B a s a l C S F A O 300 minutes % Basal CSF A β O Izzo, NJ et al. Alzheimer's Dement. 2021; 17: 1365-1382. https://doi.org/10.1002/alz.12302 SNAP COG0104 study (NCT03522129) funded by NIA grant 1RF1AG057780

11 • Trend towards slower cognitive decline in CT1812-treated vs placebo-treated participants as measured by ADAS-Cog 11 Cognitive & Biological Outcomes • Statistically significantly lower Aβ protein (p=0.017) in treated vs placebo patients • Additional analyses on p-tau, synaptic and AD-related proteins ongoing Placebo CT1812 100 mg Day 0 6 months 1:1:1 Study Design (n=144) Screening: Labs, exams, MRI, brain amyloid PET Assessments: Cognitive testing, Biomarkers (CSF/Plasma) CT1812 300 mg SHINE interim analysis (n=24) yields promising evidence All doses: QD, oral SHINE COG0201 study (NCT03507790) funded by NIA grant R01AG058660

SHINE Biomarkers Associated with Alzheimer's Pathology Normalized by CT1812

AD/PD 2022 March 15-20 BARCELONA

Pharmacodynamic Biomarkers of CT1812 Discovered



Downregulated:
74
Upregulated:
52
p<0.05
Difference, log[2]: Drug−Placebo

Most Highly Represented Pathways

- M4 Synapse/Neuron
- M3 Oligo/Myelination
- M1 Synapse/Neuron
- M21 MHC Complex/Immune
- M42 Matrisome
- M17 Transcription
- M11 Cell-ECM Interaction
- M29 Glycosylation/ER
- M7 MAPK/Metabolism
- M13 RNA Splicing
- M2 Mitochondria
- M16 RNA Binding

Biomarkers normalized by CT1812



Aβ Biology / Phagocytosis
AD Genetic Risk Factors
Complement
Immune / Inflammatory response
Apoptosis
Calcium signaling
Lipid transport
Steroid binding
Iron transport
Other
-2.50
-2.00
-1.50
-0.50
-0.25
0.00
0.25
0.50
0.75
2.0
2.5
3.0
3.5
Log2 abundance
AD vs control
(Emory ADRC)
CT1812 vs placebo
(AD patients, SHINE-A)

12

COGNITION Therapeutics

SPARC (COG0105) Results

1° Endpoints:

- Impact of CT1812 on synaptic density as measured by SV2A; safety and tolerability

Results:

- No difference in synaptic density in CT1812- or placebo-treated vs baseline
- Trend towards preservation of brain volume (composite) in CT1812- vs placebo-treated
  - Statistically significant ($p<0.05$) improvement in volume in three regions (bottom right)
- Adverse event profile consistent with prior studies
  - Elevated liver enzymes resolved upon discontinuation of study drug
  - No serious TEAEs were reported


LS Mean Change from Baseline in Volumetric MRI (Composite Region) Over Time by Treatment
LS Mean Change from Baseline (cm³) (Mean ± S.E.M.)
15
10
5
0
-5
-10
-15
-20
-25
0
50
100
150
200
Visit (Day)
Placebo
100 mg
300 mg

MRI Brain Volume (cm³)
6-mo change from baseline

	CT1812 (Pooled)	Placebo	P-value vs placebo
Hippocampus	-0.09 (0.08)	-0.40 (0.11)	0.0412
Prefrontal Cortex	-0.41 (0.95)	-4.80 (1.37)	0.0125
Pericentral Cortex	0.07 (0.53)	-2.90 (0.77)	0.0032

SPARC COG0105 study (NCT03493282) funded by NIA grant RF1AG057553

13

COGNITION Therapeutics

14 • 37 proteins in CSF were significantly (p<0.05) normalized towards control with CT1812 compared to placebo • These proteins are involved in key pathways disrupted in Alzheimer’s: autophagy, inflammation, synaptic function - Include previously well-characterized biomarkers of Alzheimer's disease, such as YKL-40 and genetic risk factors for Alzheimer's disease such as clusterin • Analyses support targeting σ-2 receptor with CT1812 Proteomic Data from SPARC Shows Effect of CT1812 on Disrupted Alzheimer’s Disease Processes NOTE: proteomic analyses conducted on 18 SPARC participants for whom there were CSF samples at baseline and at end of study

15 -2.50 -2.00 -1.50 -025 000 025 050 075 200 250 300 350 PLXDC2 PRSS23 PCYOX1 F13A1 RNASE6 RNASE4 VASN SOD3 ANG WFIKKN2 SLPI MERTK APOL1 LRP1 PLD3 CD5L IGLV8-61 IGLV3-25 IGLV3-16 ARG1 B2M SMOC1 C1R IGHD IGHM COL6A2 VCAN ADARB1 CALB2 LAMP2 LAMP1 IGFBP2 OLFML3 ALDOC SPON1 CHI3L1 DTD1 log2 abundance Immune System/ Inflammatory response Regulation of Peptidase Activity Lipid Metabolic Process Oxidative Stress Autophagy Other Complement Cell Adhesion RNA metabolic process Synaptic Transmission Extracellular Matrix Phagocytosis AD Biomarkers ** * * * Log2 FC increased decreased Biomarkers normalized by CT1812 Biomarkers of CT1812 Identified, Several of Which May Reflect Disease Modification AD vs. control (red) CT1812 vs placebo (blue) = AD Priority Biomarker = Mapped to Top 5 Brain Module NOTE: proteomic analyses conducted on 18 SPARC participants for whom there were CSF samples at baseline and at end of study M3 Oligo / Myelination M26 Complement / Acute Phase M7 MAPK / Metabolism M4 Synapse / Neuron M1 Synapse / Neuron M14 Protein Folding M21 MHC Complex / Immune M27 Extracellular Matrix Most Highly Represented Pathways Pharmacodynamic Biomarkers of CT1812 Discovered CHI3L1 (YKL-40) = inflammatory protein in Alzheimer’s disease SMOC1 = Aβ plaque-associated protein in Alzheimer’s disease CLU = Alzheimer’s disease genetic risk factor (clusterin; APOJ)

SEQUEL (COG0202)

Assessment of brain wave activity via quantitative EEG

- Principal investigator: E. Vijverberg, MD, PhD; neurologist at Vumc Alzheimer's Center

Amsterdam UMC
Universitair Medische Centra

- Single-site quantitative EEG study in patients with mild-to-moderate AD
- Two group cross over design
- Objective: evaluate the efficacy of CT1812 in restoring synaptic function through quantitative EEG, as reflected by relative theta power



Study Design (n=16)
Oral QD Administration
1:1:1
CT1812 (n=8), 300mg
Placebo
Placebo (n=8)
CT1812, 300mg
Day 0
4 weeks
Day 0
4 weeks
Screening:
Labs, EEG, exams, MRI
Assessments:
CSF, EEG
Biomarkers: Aβ, tau, ptau, NFL, neurogranin, synaptotagmin, SNAP25

SEQUEL COG0202 study (NCT04735536) funded by NIA grant RF1AG058710

16

COGNITION Therapeutics

17 • Phase 2 efficacy study, powered to show change in cognition: slowing or halting cognitive decline • Enrollment expected to commence 2H 2022 • Enrolling 540 participants with early Alzheimer’s disease at 50-60 U.S. sites • Supported by $81M Grant from NIA - Grant awarded in collaboration with ACTC: premier Alzheimer’s clinical trial group Substantial grant award of $81M funds program Patient Population: Early AD COG0203 Study funded by NIA grant R01AG065248 START Trial Schematic Screening Labs, exams CT1812 100 mg (n=180) Placebo (n=180) CT1812 300 mg (n=180) Oral QD Administration NIH NIA

Synucleinopathies Disorders such as DLB and Parkinson’s disease that are characterized by deposits of α-synuclein aggregates (called Lewy bodies) that disrupt key cellular processes Cognition Pipeline:

Synucleinopathies are 2nd only to AD in Prevalence

- In the U.S., approximately 13 million people have a form of dementia[1]
  - Dementia with Lewy bodies (DLB): 1.4 million
  - PD: 1 million
- Direct healthcare costs:
  - DLB: $31.5 billion[2]
  - PD: $25 billion[3]

Dementias
Estimated US Prevalence


DLB
Alzheimer's Disease
Parkinson's Disease
Frontotemporal Dementia
Vascular Dementia

α-synuclein oligomers, which disrupt key cellular processes, are a hallmark of both disorders

1) *Milken Institute report: (2019) Reducing the Cost and Risk of Dementia: Recommendations to Improve Brain Health and Decrease Disparities.*
2) *LBDA (extrapolated): LBD is the Most Expensive Dementia in America and Yingjia Chen et al Alzheimers Dement. 2019*
3) *MJFF and The Lewin Group: Economic Burden and Future Impact of Parkinson's Disease (2019)*

19

COGNITION Therapeutics

σ-2 Modulators May be Disease Modifying in Synucleinopathies

Cellular evidence that σ-2 modulators have a beneficial impact

Cognition antagonists block the binding / internalization of α-synuclein oligomers at synapses

α-synuclein oligomers



α-synuclein oligomers + CT1812



α-Synuclein oligomers in red

Cognition compounds (black and gray) reverse the effect of α-synuclein oligomers on LAMP2a (orange)


LAMP2A per neuron (%of vehicle)
250
200
150
100
50
0
**
n.s.
n.s.
vehicle
αSynO
CT1978 + αSynO
CT2168 + αSynO

α-synuclein oligomer-induced trafficking deficits (red) are reversed by Cognition drug (black)


membrane trafficking vesicles (% of vehicle)
120
100
80
60
40
20
vehicle
0.01
0.1
1.0
[αSynO] μM


vesicles (% vehicle)
110
100
90
80
70
60
vehicle alone (no deficit)
α-synO + drug
Incubation with oligomers causes deficits in membrane trafficking rates
CTL
1.0
10
100
Drug Concentration (μM)

Limegrover CS, et al. *J Neurosci Res*. 2021. doi: 10.1002/jnr.24782

20

COGNITION Therapeutics

DLB Phase 2 Funded with ~$30M NIA Grant

- Principal investigator: James E. Galvin, MD, MPH, professor of neurology and director of the Comprehensive Center for Brain Health

MIAMI MILLER SCHOOL of MEDICINE

- Phase 2 SHIMMER trial ongoing
  - Participant dosing underway
- U Miami and 20+ academic sites
- *Archived DLB R&D educational symposium available: https://ir.cogrx.com*



SHIMMER Study (COG1201)
All doses: QD, oral
1:1:1
CT1812 300 mg (n=40)
CT1812 100 mg (n=40)
Placebo (n=40)
Baseline
6 months
Intervening visits
Screening:
DLB diagnosis
MRI
ICF for ApoE genotyping
LP consent for CSF
MMSE: 18-27
Assessments:
safety, MOCA, CDR, CAF, ESS, MDS-UPDRS III, ADCS-CGIC, ADAS-ADL, NPI
CSF - Aβ, tau, ptau, NFL, neurogranin, synaptotagmin, SNAP25

COG1201 study partially funded by NIA grant R01AG071643

21

COGNITION Therapeutics

Dry Age-related Macular Degeneration Cognition Pipeline:

Rationale for σ-2 Modulators in Dry AMD

Goal: Protect RPE Cells From Disease-relevant Stressors


σ-2
modulators
Aβ
oligomers
Oxidative
stress
σ-2
receptors
Inflammation
RPE Cell

σ-2 receptors

- **Expression:** in RPE cells, retinal ganglion cells, photoreceptors in retina
- **Biology**: Regulates autophagy, protein trafficking, lipid metabolism dysregulated in AMD
- **Target validation:** TMEM97 knockdown is protective
- **Human genetics:** Linked to dry AMD

σ-2 receptor modulators

- **Non-invasive oral small molecule approach to reach retina**
- **Clinical biomarker support**: Proteomics analyses showed differential movement of proteins involved in dry AMD
- **Preclinical data:** regulates cell survival and inflammatory pathways, ameliorate trafficking deficits

23

COGNITION Therapeutics

24 • Aβ oligomers and oxidative stress cause lysosomal deficits in capacity to traffic & degrade photoreceptor outer segments (POS) cargos in RPE cells • σ-2 receptor modulators from 3 chemically distinct series rescued these deficits Results: σ-2 Receptor Modulators Prevent Deficits in Trafficking / Degradation of POS from 2 Insults Receptor-bound POS Lysosome (LAMP 1/2) Autophagy Body (LC3b) Early Compartment (Rab 5) Rab 7 12 24 36 48 0.0 0.2 0.4 0.6 0.8 1.0 Time (hr) P O S i n L C 3 B + a u t o p h a g y b o d i e s * * 12 24 36 48 0.0 0.2 0.4 0.6 0.8 1.0 Time (hr) P O S i n L C 3 B + a u t o p h a g y b o d i e s * * * Control Aβ oligomers H2O2 Stressor+CT1812

25 Genetic, Clinical Biomarker and Preclinical Data Support Moving Forward with CT1812 for dAMD Assessments such as: Change in GA lesion Low luminance visual acuity (LLVA) Best-corrected visual acuity (BCVA) Study Drug Administration Screening: Age: ≥ 50 Diagnosis of dry AMD BCVA ≥ 24 letters (ETDRS) GA lesion ≥ 2.5 and ≤17.5mm2 0 mo 3 mo 6 mo 9 mo 12 mo Placebo (n≈100) CT1812 (n≈100) Planned Phase 2 will assess CT1812 in patients with diagnosed dry AMD and measurable GA 1:1 Orally administered CT1812 reaches the target tissue at >80% RO

Financial Position Financials as of June 30, 2022 • Cash and Cash Equivalents: $45.8 million • Proceeds raised from IPO: $52.0 million • Expected cash runway into 2H 2023 NIA funding for CT1812 studies as of June 30, 2022 • Preclinical through Phase 2 studies $168.4 million • Approximate funding used ($70.4 million) - Remaining NIA funding $98.0 million

Thank You Andy Einhorn Interim CFO 973-879-8240 aeinhorn@cogrx.com Lisa Ricciardi President & CEO 917-658-5789 lricciardi@cogrx.com